                                 EXHIBIT (O)(2)

                                POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Thomas J. Reyes, A. Michael Primo, David J. Harris and Cynthia
D. Baughman his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                Title                       Date


/s/ Stephen J. Baker                    Trustee                September 2, 2004
---------------------------
Stephen J. Baker

                                POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Cynthia D. Baughman, David J. Harris, Curtis Barnes, Therese Hogan, and A. Michael Primo, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                Title                       Date


-----------------------                Treasurer
Troy Sheets

                                                                  EXHIBIT (O)(4)


                                POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Cynthia D. Baughman, David J. Harris, Curtis Barnes, Therese Hogan, and A. Michael Primo, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                             Title                     Date


------------------                  Treasurer
Troy Sheets

                                POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Curtis Barnes, Therese Hogan, David J. Harris and Cynthia D. Baughman his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                              Title                     Date

/s/ Richard A. Fabietti              President             December 30, 2004
------------------------
Richard A. Fabietti